SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ARTISAN COMPONENTS, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Artisan Components, Inc.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Commission File No.: 000-23649

The following is a series of slides made available to investors, customers and employees on the ARM Holdings plc (“ARM”) and Artisan Components, Inc. (“Artisan”) websites as of August 23, 2004 in connection with the announcement of an Agreement and Plan of Merger among ARM, Salt Acquisition Corporation and Artisan.

The Architecture for the Digital World™

CONFIDENTIAL

Important Information For Investors and Shareholders

ARM and Artisan will file a proxy statement/prospectus with the SEC in connection with the proposed transaction. ARM and Artisan urge investors and security holders to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. Investors and security holders will be able to obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by ARM are available free of charge by contacting ARM Holdings plc Investor Relations, 110 Fulbourn Road, Cambridge, UK, CB1 9NJ, +44 (0)1223 400400, and on ARM’s web site at www.arm.com; documents filed with the SEC by Artisan are available free of charge by contacting Artisan Components, Inc. Investor Relations, 141 Caspian Court, Sunnyvale, California, 94089, (408) 743-5600, on Artisan’s web site at www.artisan.com or on the SEC’s web site at www.sec.gov. Documents on Artisan’s web site are not a part of this press release.

ARM and ARM’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Artisan in connection with the transaction. A description of the interests of directors and executive officers of ARM is set forth in its Annual Report on Form 20-F for the year ended December 31, 2003, which was filed with the SEC. If and to the extent that any of ARM’s directors and executive officers will receive any additional benefits in connection with the transaction that are unknown as of the date of this filing, the details of those benefits will be described in the definitive proxy statement/prospectus. Investors and security holders can obtain additional information regarding the direct and indirect interests of ARM’s directors and executive officers in the transaction by reading the definitive proxy statement/prospectus when it becomes available.

Artisan and Artisan’s directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the transaction. A description of the interests of directors and executive officers of Artisan is set forth in the proxy statement for Artisan’s 2003 annual meeting of stockholders, which was filed with the SEC on January 27, 2004. Mr. Templeton is expected to enter into an employment agreement with ARM, effective upon the closing of the proposed acquisition, that will be described in the proxy statement/prospectus. Mr. Lanza, Artisan’s Chairman, may be deemed to be a participant in the solicitation of proxies of ARM’s shareholders in connection with the proposed acquisition. A description of the non-employee director appointment letter similar to that into which Mr. Lanza would enter in upon joining the ARM Board of Directors at the closing of the proposed acquisition is described in ARM’s Annual Report on Form 20-F. If and to the extent that any of Artisan’s directors and executive officers will receive any additional benefits in connection with the transaction that are unknown as of the date of this filing, the details of those benefits will be described in the definitive proxy statement/prospectus. Investors and security holders can obtain additional information regarding the direct and indirect interests of Artisan’s directors and executive officers in the transaction by reading the definitive proxy statement/prospectus when it becomes available.

CONFIDENTIAL

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about ARM and Artisan. When used in this document, the words “anticipates”, “may”, “can”, “believes”, “expects”, “projects”, “intends”, “likely”, similar expressions and any other statements that are not historical facts, in each case as they relate to ARM, Artisan, the management of either such company or the transaction are intended to identify those assertions as forward-looking statements. In making any such statements, the person making them believes that its expectations are based on reasonable assumptions. However, any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the control of ARM and Artisan, including: the impact of general economic conditions in regions in which either such company currently does business, industry conditions, including competition, fluctuations in exchange rates and currency values, capital expenditure requirements, legislative or regulatory requirements, changes in the tax laws, interest rates and access to capital markets, the possibility that the transaction will not close, that the closing may be delayed or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; the reaction of customers of ARM and Artisan to the transaction and economic and political conditions in the U.K., U.S. and elsewhere. The actual results or performance by ARM or Artisan could differ materially from those expressed in, or implied by, these forward-looking statements. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of ARM or Artisan. ARM and Artisan are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise. More information about potential factors that could affect ARM’s business and financial results is included in ARM’s Annual Report on Form 20-F for the fiscal year ended December 31, 2003 including (without limitation) under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are on file with the Securities and Exchange Commission (the "SEC") and available at the SEC's website at www.sec.gov. For more information and additional risk factors regarding Artisan, see the information under the captions "Factors Affecting Future Operating Results" contained in "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Annual Report on Form 10-K for the fiscal year ended September 30, 2003, the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004 filed with the SEC.

CONFIDENTIAL

Transaction Overview

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Summary of Transaction Terms

Equity Value Aggregate Value Consideration

Per Share

Aggregate

Pro Forma Ownership

Board of Directors

Approx. $910 million Approx. $770 million

$9.60 cash and 4.41 ARM ADSs (or 13.22 ARM ORDs) Approx. $225 million cash and 125 million ARM ADSs (or 374 million ORDs)

73.6% ARM / 26.4% Artisan

10 ARM / 2 Artisan

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Summary of Transaction Terms (cont’d)

Election Mechanism Artisan stockholders can elect to receive cash, ARM ADSs, ARM ORDs, or a combination thereof, subject to pro-ration

Funding Cash portion of consideration funded using ARM’s existing cash resources

Closing Conditions Shareholder approvals – ARM and Artisan

Regulatory and other customary closing conditions

Target Closing Q4 2004

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Compelling Logic

Broadened IP Offering

Complementary product portfolio provides full range of IP to SoC design community

Enhanced Sales Channel

Combines ARM’s and Artisan’s channels to reach a broader audience

Ability to Deliver Better Products

Enables development of SoC with lower power and higher performance

Attractive Margin Structure

Innovative business model

CONFIDENTIAL

ARM Overview

Provider of Microprocessor IP

Founded in 1990

IPO in 1998

LSE: ARM; Nasdaq: ARMHY

HQ in Cambridge, UK

20 offices worldwide

770+ employees

130+ semiconductor licensees currently using ARM IP

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Artisan Overview

Provider of Physical IP for SoC design

Founded in 1991

IPO in 1998

Nasdaq: ARTI

HQ in Sunnyvale, California

R&D Centers:

Sunnyvale and San Diego, California

Bangalore, India

340+ employees

Thousands of design teams at 2,000+ companies are active Artisan licensees

CONFIDENTIAL

Transaction Rationale

IP market represents exciting opportunity

Complementary product portfolio provides one of the broadest offerings of IP to design community

Complementary sales channels and business models

Ability to deliver better design solutions:

Better integration

Easier to use

Increased 3rd party community

CONFIDENTIAL

Strategic Context

Environment

More digital systems permeating all aspects of our lives whether at home, in the office or on the move

Technologies

Compute Engines, Silicon IP, tools and software. Excellent power efficiency & system cost

The Architecture for the Digital World TM

ARM designs technology that lies at the heart of digital products

Business

ARM standards enable our Partners to create differentiated products for our target applications

CONFIDENTIAL

The Architecture for the Digital World™

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ARM Product Reach

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Artisan Product Reach

Artisan Community

60+ Design Tool Providers

40+ IP Product Providers

110+ Design Service Providers

18+ Semiconductor Manufacturers

IC Design Teams at 2,000+ Companies

Broad Range of Physical IP Solutions

Advantage – IP for High-Speed Applications

Logic Cell Libraries

Embedded Memories

Analog & Mixed Signal

Input/Output Cells

Metro – IP for Portable Applications Velocity – High Speed Interface IP Capstone – Analog & Mixed-Signal IP

CONFIDENTIAL

Complementary IP Offering

ARM System Level IP

Software

Artisan Physical Library IP

CONFIDENTIAL

ARM IP + Artisan IP = Broad IP Offering

ARM + Artisan provides broad IP offering

Complete solutions

High integration value

Expanded 3rd party community support

CONFIDENTIAL

ARM Sales Channel

ARM has a sales channel to more than 130 silicon partners

OEM

OEM

OEM

Market Pull

Segment Marketing

ARM

Silicon Partner

EDA Partner

RTOs Partner

Design Partner

Apps Partner

CONFIDENTIAL

The ARM Connected Community

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Artisan Sales Channel

Artisan has a sales & distribution channel to thousands of design teams at 2,000+ companies

Semiconductor Manufacturers

Design Teams

Fabless IC Companies

IDMs

ASIC Designers

CONFIDENTIAL

Artisan Design Community

Artisan-Licensed IC Manufacturers

Thousands of IC Design Teams Using Artisan

CONFIDENTIAL

Combined Channels Benefits

Enhanced sales channel to provide the design community easier access to ARM technology

OEM

OEM

OEM

Market Pull

Silicon Partner

EDA Partner

RTOS Partner

Design Partner

Apps Partners

Design Teams

Foundry Partner

Fabless IC Companies

IP Products

IP Products

ARM

Segment Marketing

Unified sales channel to enable broader adoption of Artisan technology

CONFIDENTIAL

Combined Value – Low-Power Case Study

IEM OS Software

IEM-Enabled Processors

Low Power Libraries

Analog IP components

Extended Range Memories

Power Supply Technology

Power savings are achieved through processor architecture, carefully matched physical IP and optimization software

CONFIDENTIAL

Financial Highlights

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Financial Profile

Complementary royalty and license streams History of revenue growth Potential for enhanced profitability Increased scale Strong balance sheet and financial flexibility History of strong cash flow Expected to be non-dilutive post integration

CONFIDENTIAL

Financial Summary

Last Twelve Months Ended June 30, 2004 (1)

($ Millions) ARM Artisan

Revenue

License $93.3 $58.3 Royalty 87.4 24.6 Other 54.4 0.0 Total $235.1 $82.9 Gross Profit 216.5 63.0

% Gross Margin 92.1% 76.0%

Operating Profit 51.3 21.5

% Operating Margin 21.8% 25.9%

(1) Financial summary stated using respective accounting policies; Artisan figures from company reports and exclude amortization of intangibles; ARM figures from Wall Street research

CONFIDENTIAL

Financial Summary (cont’d)

As of June 30, 2004 (1)

($ Millions) ARM Artisan

Total Assets $427.7 $232.6

Cash, Equivalents 301.7 140.4 and Investments Debt 0.0 0.0

(1) Financial summary stated using respective accounting policies; figures from company reports

CONFIDENTIAL

ARM + Artisan

Broad IP offering Enhanced sales channel Better products Compelling financial profile

CONFIDENTIAL

CONFIDENTIAL

Additional Information About the Proposed Acquisition and Where to Find It

ARM and Artisan will file a proxy statement/prospectus with the SEC in connection with the proposed transaction. ARM and Artisan urge investors and security holders to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. Investors and security holders will be able to obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by ARM are available free of charge by contacting ARM Holdings plc Investor Relations, 110 Fulbourn Road, Cambridge, UK, CB1 9NJ, +44 (0)1223 400400, and on ARM’s web site at www.arm.com; documents filed with the SEC by Artisan are available free of charge by contacting Artisan Components, Inc. Investor Relations, 141 Caspian Court, Sunnyvale, California, 94089, (408) 734-5600, on Artisan’s web site at www.artisan.com or on the SEC’s web site at www.sec.gov. Documents on Artisan’s web site are not a part of this filing.

ARM and ARM’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Artisan in connection with the transaction. A description of the interests of directors and executive officers of ARM is set forth in its Annual Report on Form 20-F for the year ended December 31, 2003, which was filed with the SEC. If and to the extent that any of ARM’s directors and executive officers will receive any additional benefits in connection with the transaction that are unknown as of the date of this filing, the details of those benefits will be described in the definitive proxy statement/prospectus. Investors and security holders can obtain additional information regarding the direct and indirect interests of ARM’s directors and executive officers in the transaction by reading the definitive proxy statement/prospectus when it becomes available.

Artisan and Artisan’s directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the transaction. A description of the interests of directors and executive officers of Artisan is set forth in the proxy statement for Artisan’s 2004 annual meeting of stockholders, which was filed with the SEC on January 27, 2004. Mark R. Templeton, Artisan’s President and Chief Executive Officer, is expected to enter into an employment agreement with ARM, effective upon the closing of the proposed acquisition, that will be described in the proxy statement/prospectus. Lucio L. Lanza, Artisan’s Chairman, may be deemed to be a participant in the solicitation of proxies of ARM’s shareholders in connection with the proposed acquisition. A description of the non-employee director appointment letter similar to that into which Mr. Lanza would enter in upon joining the ARM Board of Directors at the closing of the proposed acquisition is described in ARM’s Annual Report on Form 20-F. If and to the extent that any of Artisan’s directors and executive officers will receive any additional benefits in connection with the transaction that are unknown as of the date of this filing, the details of those benefits will be described in the definitive proxy statement/prospectus. Investors and security holders can obtain additional information regarding the direct and indirect interests of Artisan’s directors and executive officers in the transaction by reading the definitive proxy statement/prospectus when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about ARM and Artisan. When used in this document, the words “anticipates”, “may”, “can”, “believes”, “expects”, “projects”, “intends”, “likely”, similar expressions and any other statements that are not historical facts, in each case as they relate to ARM, Artisan, the management of either such company or the transaction are intended to identify those assertions as forward-looking statements. In making any such statements, the person making them believes that its expectations are based on reasonable assumptions. However, any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the control of ARM and Artisan, including: the impact of general economic conditions in regions in which either such company currently does business, industry conditions, including competition, fluctuations in exchange rates and currency values, capital expenditure requirements, legislative or regulatory requirements, changes in the tax laws, interest rates and access to capital markets, the possibility that the transaction will not close, that the closing may be delayed or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; the reaction of customers of ARM and Artisan to the transaction and economic and political conditions in the U.K., U.S. and elsewhere. The actual results or performance by ARM or Artisan could differ materially from those expressed in, or implied by, these forward-looking statements. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of ARM or Artisan. ARM and Artisan are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise. More information about potential factors that could affect ARM’s business and financial results is included in ARM’s Annual Report on Form 20-F for the fiscal year ended December 31, 2003 including (without limitation) under the captions, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are on file with the SEC and available at the SEC’s website at www.sec.gov. For more information and additional risk factors regarding Artisan, see the information under the captions “Factors Affecting Future Operating Results” contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Annual Report on Form 10-K for the fiscal year ended September 30, 2003, the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004 filed with the SEC.